                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of T/R Systems, Inc. on Form S-8 of our report dated March 2, 2001, appearing in the annual report on Form 10-K of T/R Systems, Inc. for the fiscal year ended January 31, 2001.








 /s/ Deloitte & Touche LLP
------------------------------
DELOITTE & TOUCHE LLP

June 14, 2001


                                       12